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                        USAA GROWTH AND TAX STRATEGY FUND

                         SUPPLEMENT DATED JULY 30, 1997
                                TO THE PROSPECTUS
                              DATED OCTOBER 1, 1996

         On October 1, 1997, the Growth and Tax Strategy Fund's asset allocation investment categories and target ranges will be revised in accordance with new investment categories and target ranges approved by the Board of Trustees at its meeting on July 9, 1997. The new investment categories and target ranges are as follows:

                                                   Percentage Target Range
  INVESTMENT CATEGORY                                   OF NET ASSETS

Tax-Exempt Bonds
 (Maturities of more than one year)                      41 - 59%
Blue Chip Stocks                                         41 - 49%
Tax-Exempt Money Market Instruments
 (Maturities of one year or less)                         0 - 10%

         A Blue Chip Stock is defined as an equity security of a company that has either (1) a market capitalization of at least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average or (2) a market capitalization of at least $1 billion.

         The Fund's portfolio will be adjusted within 60 days after October 1, 1997. The 60-day period to adjust the portfolio is intended to minimize portfolio disruption and permit the Fund to purchase and sell securities at the most advantageous prices.
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